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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-57269) of LHS Group Inc. and in the related Prospectuses of our report dated May 15, 1998 with respect to the financial statements of Infocellular, Inc. for the years ended March 31, 1998 and 1997 included in this Form 8-K.

                                                Lee Paresky
                                                Paresky Flitt & Company

July 20, 1998